Exhibit 99.1

Double Eagle Petroleum Co.

2 Disclaimer This presentation may contain projections and other forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any such projections or statements reflect the Company's current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that such projections will be achieved and actual results could differ materially from those projected. A discussion of important factors that could cause actual results to differ materially from those projected, such as decreases in oil and gas prices and/or unexpected decreases in oil and gas production, is included in the Company's periodic reports filed with the Securities and Exchange Commission. Cautionary Note to U.S. Investors - The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We may use certain terms in this presentation, such as "probable" reserves and "possible" reserves, that the SEC's guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the disclosure in our 2008 Form 10-K, File No. 1-33571, available from us at Double Eagle Petroleum, 1675 Broadway, Suite 2200, Denver, Colorado 80202, Attn Investor Relations. You can also obtain this form from the SEC by calling 1-800-SEC-0330.

3 Corporate Profile Market Cap ~ $40 million 1 Enterprise Value ~ $104 million 1 Proved Reserve Base 2 88.9 Bcfe Proven Reserves $155.8 Million PV-10 97% Gas 73% Proved Developed Reserve Upside 3 190.7 Bcfe probably and possible reserves $506.6 Million probable and possible PV-10 Production 4 27 Mmcfe/d Acreage Total 5 Total ~ 525,493 gross (265,879 net) Current Major Projects Atlantic Rim CBM project with up to 614 gross (139 net) potential additional wells mainly in Catalina, Sun Dog and Doty Mountain Units Pinedale Anticline with up to 372 gross (26 net) additional potential wells Merger agreement signed with Petroseach Energy, March 30, 2009 Shares based on closing price of $7.01 and 9.2 million shares outstanding as of 12/31/08. Does not give effect to proposed merger Prepared by Netherland, Sewell & Associates, Inc. as of December 31, 2008. Prepared by Netherland, Sewell & Associates, Inc as of June 30, 2008 Estimated net production as of March 31, 2009 As of December 31, 2008.

4 Growth Strategies Focus Align resources to the development of our lower-risk developmental plays in the Atlantic Rim and Pinedale Anticline Direct core competencies and expertise to create new opportunities Operations Execution Build on knowledge of the reservoir and well profile to increase and enhance existing well production Leverage our 2008 drilling results to effectively and efficiently execute our future drilling projects Supplement with geological and reservoir engineering studies and analysis Ownership Ownership and control of key infrastructure assets Vision First mover accomplishments including building midstream assets and acquiring water processing permits Maintain wide aperture for growth opportunities that present themselves

5 Key Investment Highlights High Quality, Long-Lived Asset Base Estimated 88.9 Bcfe of proved reserves PV-10 of $155.8 million (based upon $4.51 /Mmbtu and $38.37/Bbl) 27 Mmcfe total estimated current net daily production For 2008, Double Eagle was the 33rd largest gas producer in the state of Wyoming last year out of 296 companies (4) Out of the 80 top CBM producers in the state, Double Eagle ranked #12 in production (4) Large Inventory of Drilling Locations in highly Successful Catalina Project, Operated by DBLE 52 production wells (23 new production wells drilling in 2008) and 18 additional wells expected to be in production by the end of Q2 2009 Current gross production of 30 Mmcfe/d, 63% of total estimated net production (March 31, 2009) Over 200 future drilling locations in Catalina, with net probable and possible reserves potential of 78.3 Bcfe (2,3) to DBLE Additional Projects Provide Large Inventory of Drilling Locations with Experienced Industry Partners ~880+ potential additional future drilling locations Sun Dog - operated by Anadarko, 192 future drilling sites (15.2 net) Doty Mountain - operated by Anadarko, 188 current and future planned drilling sites (22.6 net) Pinedale - operated by Questar, 372 future planned drilling sites (26.0 net) 642 probable and possible locations with net reserve potential of 112.4 (3) Bcfe to DBLE Access to Infrastructure Provides Strategic Advantages Control of midstream assets Only Company in Atlantic Rim to have approved untreated water discharge, a treated water discharge permit and 3-phase power Prepared by Netherland, Sewell & Associates, Inc. as of December 31, 2008. NSAI 6/30/08 probable and possible reserves for Catalina includes only 139.3 net future well locations. Prepared by Netherland, Sewell & Associates, Inc as of June 30, 2008 Per the Rocky Mountain Oil Journal-April 2009

DBLE is compelling to investors on a production and proved reserves basis 6 Enterprise Value / Proved Reserves 1,2 $1.06/Mcfe $3,952/Daily Mcfe Relative Valuation Peer group of selected E&P companies as and enterprise values based on 12/31/08 balance sheets and share prices as of 4/9/2009 Reserves and production based on DBLE's 12/31/08 proved reserves of 88.9 Bcfe and 4Q08 average daily production of 26.4 Mmcfe/d Enterprise Value / Daily Production 1,2

Upside Based on Historical Success

- **Double Eagle has current inventory of proved undeveloped reserves to continue production growth as well as significant future reserves to ensure continued development**

	Proved Developed	PUD	Total Proved	Comments
1P[1]	64.8 Bcfe	24.1 Bcfe	88.9 Bcfe	• Production growth through low risk PUD drilling • Current est. net production of 27 Mmcfe/d at 3/31/09

	Area	Gross Locations	Net Locations	Net Bcfe	Operator	Comments
Probable/ possible[2]	Catalina	101	52.8	78.3	Double Eagle	Low risk development with proof of concept • 56 producing wells drilled in 2007, 2008 • Production results continue to improve • Average IPs in 2008 of 2007 drilled wells averaged 700 mcf/d • 200+ potential drilling locations
	Doty Mountain	46	22.9	32.1	Anadarko	• 32.7 net wells drilled in 2007, 2008 • New stimulation efforts increasing production
	Sun Dog	27	22.4	4.8	Anadarko	• 10.9 net wells drilled in 2007, 2008
	Pinedale	290	12.1	36.6	Questar	• 9.8 net wells drilled in 2007, 2008 • 372 Potential Future locations
	Other	-	29.1	38.9	Various	• Includes wells in Madden Field
Unbooked	• Waltman • Christmas Meadows •Additional Atlantic Rim					• Two wells drilled, awaiting hook-up • Discussing farm-out opportunities

1. Prepared by Netherland, Sewell & Associates, Inc. as of December 31, 2008.
2. Prepared by Netherland, Sewell & Associates, Inc. as of June 30, 2008.

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8 Historical Production Growth Historical Highlights Proved Reserves Growth Low cost growth through the drill bit; increased net production over 230% from Q4 2007. We have been able to consistently grow proved reserves as well as convert our undeveloped to producing as a result of our large inventory of drilling locations

9 30.0 Bcfe of proved reserves 4.4 Mmcfe/d net production 131.1 acres (net) 26.0 net future locations Pinedale Anticline 38.1 Bcfe of proved reserves 17 Mmcfe/d net production 8,944 acres (net) 101 net future locations Catalina Project 6.2 Bcfe of proved reserves 0.6 MMcfe/d net production 3,280 acres (net) 22.6 net future locations Doty Mountain 3.5 Bcfe of proved reserves 1.2 MMcfe/d 2,045 acres (net) 15.2 net future locations Sun Dog 5.9 Bcfe of proved reserves 0.8 MMcfe/d net production 2,357 acres (net) Madden Deep Asset Overview Major Projects Atlantic Rim Catalina (Operated by Double Eagle Petroleum) Sun Dog (Operated by Anadarko) Doty Mountain (Operated by Anadarko) Pinedale Anticline (Operated by Questar) Other Projects Madden Deep (Operated by Conoco/Phillips) Waltman (Operated by Double Eagle Petroleum) Christmas Meadows (Operated by Double Eagle Petroleum) Whiskey Buttes (Operated by BP)

10 2008 drilling activity Catalina Unit 24 new wells drilled in 2008 Sun Dog Unit Anadarko drilled 45 new wells in 2008 Doty Mountain Unit Anadarko drilled 18 new producing wells in 2008 New stimulation efforts in process on existing production wells. ~ 600 future drilling locations in Atlantic Rim 2009 activity Catalina Unit Well enhancements and production improvements Sun Dog Unit /Doty Mountain Completion of drilled wells Well enhancements and improvements New stimulation efforts in process on existing production wells. The Atlantic Rim

11 Catalina Unit Well Production Ranges1 Improving Production Historical Economics EUR per well of .9 to 1.2 Bcf $1.1 million estimated cost per well, including infrastructure Anticipated F&D costs of $1.00- $1.50/Mcf Improving Results: 33 new wells in 2008 with IP rates currently ranging from 100 Mcf/d to 1,650 Mcf/d Average of all 2008 new wells in excess of 700 Mcf/d (6/30/08) As of December 31, 2008 Off-line wells are due to routine maintenance and testing. 2008 New Wells Original 14 Wells 2

12 Sun Dog and Doty Mountain Sun Dog Operated by Anadarko 1.2 Bcfe proved reserves net to DBLE at 12/31/08 1.2 Mmcf/d net production in Q1 2009 2,045 net acres Doty Mountain Operated by Anadarko 6.2 Bcfe proved reserves net to DBLE 0.6 Mmcfe/d net production in Q1 2009 3,280 net acres Mesaverda coals at Doty Mountain are thicker than in the Catalina unit and have higher gas contents

13 Pinedale Anticline Questar Operated Properties Interests in over 120 wells (including 2008/2009 drilled wells) 24 wells completed in 2008; 20 new wells planned for 2009 production 372 Potential future locations Double Eagle Interests: Mesa A .312% ORRI Mesa B 8.0% -12.5% WI Mesa C 6.4% CWI (3.125% ORRI)

14 Midstream Infrastructure Growing Source of Fee-Based Revenue that is Independent of Gas Prices Connects Catalina unit to interstate pipeline 100% owned by Double Eagle 125 MMcf/d capacity; currently at 30 Mmcf/d Easy tie in to third party production Own permits to extend north to additional distribution pipelines Low cost of operations Assures transportation out of Catalina Unit for future development volumes

15 Value Proposition Value Component Valuation Range Valuation Range Valuation Range Assumptions Proved Reserves 88.9 Bcfe Proved 27 Mmcfe/d net production 73% Proved Developed $133.4 million - $222.3 million $1.50 per Mcfe - $2.50 per Mcfe Probable Reserves 30.7 Bcfe $15.4 million - $30.8 million $0.50 per Mcfe - $1.00 per Mcfe Possible Reserves 160.0 Bcfe $40.0 million - $80.0 million $0.25 per Mcfe - $0.50 per Mcfe Current Pipeline 12-inch, 13-mile pipeline connecting to Southern Star Transports Catalina Gas Throughput of 30 Mmcf/d of 125 Mmcf capacity $16.4 million - $21.9 million 6x EBITDA - 8x EBITDA ($0.25/mcfe margin) Unbooked Upside Value ??? ??? Christmas Meadows Waltman Future Transportation and Pipeline Expansion Additional drilling sites not included in 3P reserves Total $205.2 million - $355.0 million

16 Management Overview Richard Dole: CEO and Chairman Director since 2005 and Chairman since December 31, 2007 40 years of energy and finance industry experience working for Burlington Resources, KPMG and PWC Kurtis Hooley: Senior VP and CFO Chief Financial officer since December 31, 2007, prior was Director of Business Development and Financial Planning Prior to DBLE, President of MKH Enterprises (a Sarbanes Oxley focused consulting firm), Arthur Anderson LLP Steven Degenfelder: Senior VP of Exploration and New Ventures Joined the company in 1998 Over 29 year industry experience working for Marathon Oil, Tyrex Oil Company and serves on Board of Directors for Petroleum Association of Wyoming Bob Reiner: VP Operations Joined the company in January 2005 20 years industry experience working for Shell and most recently Sperry Sun Drilling Services as Directional Drilling Coordinator Aubrey Harper: Vice President of Eastern Washakie Midstream, LLC Joined the company in April 2008 30 experience in the installation, development, commercialization and operations of pipeline, gathering, transmission and distribution systems Prior to DBLE, General Manager for Willbros Midstream Services, Williams Communications Group and Williams Energy Services

Appendix

18 Status of Exploration Projects Waltman Completed second well to targeted depths of ~9,100 ft; Production to commence for 2 wells during Q2 2009 Christmas Meadows Assessing options to go deeper; seeking partners for farm-out; in discussion with major companies. 41,237 acres; ~31.3% WI

19 Madden Deep Unit Wind River Basin 7 Producing wells 1 well being drilled ~800 Mcf/d net to DBLE in Q1 2009 DBLE also holds an interest in Sour Gas Processing Plant

20 Hedging Schedule

4Q 2007- 4Q 2008 Production Growth of 230% 21 4Q 2007 Production (Net) Production and Wells by Region 4Q 2008 Production (Net) Total = 7.9 Mmcfe/d Total = 26.4 Mmcfe/d Catalina = 4.0 Mmcfe/d Catalina = 14.9 Mmcfe/d